UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2024

COMSTOCK INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-35200 (Commission File Number)	65-0955118 (I.R.S. Employer Identification Number)

117 American Flat Road, Virginia City, Nevada 89440
(Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, including Area Code: (775) 847-5272

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000666 per share	LODE	NYSE AMERICAN

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 1, 2024, Comstock IP Holdings LLC, a subsidiary of Comstock Inc. (the “Company”), executed an Exclusive License Agreement (“ELA”) and a Cooperative Research and Development Agreement (“CRADA”) with Alliance for Sustainable Energy LLC (“Alliance”), the managing and operating contractor of the U.S. Department of Energy’s (“DOE”) National Renewable Energy Laboratory (“NREL”), involving technologies developed by NREL and the Massachusetts Institute of Technology (“MIT”) for conversion of lignocellulosic biomass into aromatic sustainable aviation fuel (“SAF”). NREL and MIT are separately party to an Inter-Institutional Agreement that appointed NREL the exclusive right to license NREL’s and MIT’s joint intellectual properties. Comstock IP Holdings previously granted Comstock Fuels Corporation the master exclusive rights for commercialization of its existing and new renewable fuels technologies.

The ELA provides Comstock IP Holdings with the exclusive worldwide right to use the NREL technologies in the processing and conversion of seed plants to renewable fuels and renewable fuel feedstocks, including native, hybrid, and transgenic phenotypes, and derivatives thereof, excluding switchgrass, big bluestem, miscanthus, and the leaves, stalks, and husks produced during the harvesting of corn, subject to limited geographic restrictions, in exchange for royalty and other fees linked to sales of licensed products and sublicensing.

The terms of the CRADA involve a three-year scope of work to jointly develop an integrated process based on Comstock’s existing process and the NREL technologies for the solvocatalytic refining of woody biomass into aromatic SAF and other renewable fuels. Comstock will fund the research and contribute staff, equipment, and use of its pilot facility in Wisconsin. The joint work will be supported by NREL, MIT, and Washington State University.

The foregoing description of the License Agreement is qualified in its entirety by reference to the full text of the License Agreement, a copy of which is filed as Exhibit 10.1, to this Current Report on Form 8-K and incorporated herein by reference. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	License Agreement (portions of the exhibit have been omitted)
99.1	Press release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMSTOCK INC.

Date: October 2, 2024	By:	/s/ Corrado De Gasperis
Corrado De Gasperis Executive Chairman and Chief Executive Officer